UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2009

ACCENTIA BIOPHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in its Charter)

Florida	000-51383	04-3639490
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

324 South Hyde Park Ave., Suite 350

Tampa, Florida 33606

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (813) 864-2554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ACCENTIA BIOPHARMACEUTICALS, INC.

FORM 8-K

Item 7.01.	Regulation FD Disclosure.

On October 22, 2009, Accentia Biopharmaceuticals, Inc. (the “Company”) and certain of its affiliates (collectively, the “Debtors”) filed their unaudited combined monthly operating report for the period September 1, 2009 through September 30, 2009 (the “Monthly Operating Report”) with the United States Bankruptcy Court for the Middle District of Florida, Tampa Division (the “Bankruptcy Court”). Exhibit 99-1 to this Current Report on Form 8-K contains the unaudited Monthly Operating Report as filed with the Bankruptcy Court.

The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with reporting requirements of the Bankruptcy Court and the Bankruptcy Code, 11 U.S.C. §§ 101-1532 (the “Bankruptcy Code”). The financial information contained in the Monthly Operating Report is preliminary and unaudited and does not purport to show the financial statements of any of the Debtors in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. The Company cautions readers not to place undue reliance on the Monthly Operating Report. The Monthly Operating Report may be subject to revision. The Monthly Operating Report is in a format required by the Bankruptcy Court and the Bankruptcy Code and should not be used for investment purposes. The information in the Monthly Operating Report should not be viewed as indicative of future results.

This Current Report on Form 8-K sets forth statements that are not strictly historical in nature and such statements are referred to as “forward-looking statements.” The forward-looking statements in this Form 8-K include statements about our product development programs, clinical trials for our BiovaxID® and SinuNase™ products and potential future market opportunity. Such forward-looking statements are subject to known and unknown risks, uncertainties, and other factors that may cause our actual results to be materially different from any results expressed or implied by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties related to the progress, timing, cost, and results of the Company’s clinical trials and product development programs. All forward looking statements in this Form 8-K are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this Current Report on Form 8-K to reflect events or circumstances after the date hereof.

Limitation on Incorporation by Reference

The Monthly Operating Report is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate the Monthly Operating Report or any other information set forth in this Current Report on Form 8-K by reference, except as otherwise expressly stated in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

ACCENTIA BIOPHARMACEUTICALS, INC.

By:	/S/ SAMUEL S. DUFFEY
Samuel S. Duffey
President & General Counsel

Date: October 23, 2009

EXHIBIT INDEX

Exhibit Number	Description

99.1	Monthly Operating Report of Accentia Biopharmaceuticals, Inc. for the period September 1, 2009 through September 30, 2009 filed in the United States Bankruptcy Court Middle District of Florida Case No. 8:08-bk-17795-KRM Document No. 422.